UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: January 8, 2024

(Date of earliest event reported)

TITAN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13341	94-3171940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

650-244-4990

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TTNP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 8, 2024, Titan Pharmaceuticals, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware in order to effect a reverse stock split of the Company’s common stock at a ratio of 1-for-20 (the “Reverse Split”). The Amendment does not affect the par value of the Company’s common stock.

The Amendment provides that the Reverse Split will become effective on January 8, 2024 at 5:00 p.m. Eastern Time, at which time every 20 shares of the Company’s issued and outstanding common stock will automatically be combined and converted into 1 share of common stock. Beginning with the opening of trading on Tuesday, January 9, 2024, the Company’s common stock will continue to trade on the Nasdaq Capital Market under the symbol “TTNP,” but will trade on a split-adjusted basis under a new CUSIP number, 888314705.

The Amendment effecting the Reverse Split was approved by the stockholders of the Company at the Company’s Special Meeting of Stockholders held on December 27, 2023. In connection with approving the Reverse Split, the Company’s stockholders granted authority to the Board of Directors of the Company (the “Board”) to determine in its sole discretion the exact ratio within the range of 1-for-15 to 1-for-21 at which to effectuate the Reverse Split. The Reverse Split was approved by the Board on November 16, 2023, and the ratio of 1-for-20 was approved by a special committee of the Board on December 27, 2023.

Continental Stock Transfer & Trust Company (“Continental”) is acting as the exchange agent for the Reverse Split. Continental will provide instructions to stockholders regarding the process for exchanging their pre-split shares for post-split shares.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Titan Pharmaceuticals, Inc.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ David E. Lazar
David E. Lazar Chief Executive Officer

Date: January 8, 2024

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